                                                                    Exhibit 99.1



02/14
David Weinstock
Vice President, Investor Relations
(215) 444-5335
dweinstock@advanta.com

Catherine Reid
Vice President, Communications
(215) 444-5073
creid@advanta.com

                                                           FOR IMMEDIATE RELEASE

     ADVANTA BUSINESS CARDS SECOND QUARTER RESULTS IN LINE WITH EXPECTATIONS
                       CHARGE-OFFS AND DELINQUENCIES DOWN

Spring House, PA, July 30, 2002 - Advanta Corporation (NASDAQ: ADVNB; ADVNA) today announced Business Card net income of $9 million for the second quarter of 2002, compared to $8.8 million for the second quarter last year. Operating results from continuing business segments were $0.32 per diluted share for Class A and Class B shares combined, for the quarter ended June 30, 2002, in line with expectations and unchanged from the second quarter of 2001. The Company also settled previously disclosed loan servicing litigation relating to discontinued operations. Largely due to a charge recorded on the settlement, the Company reported a consolidated net loss of $1.5 million or $0.06 per diluted share for Class A and Class B shares combined.

"Advanta has lowered charge-offs despite the industry trend upwards," said Chairman and Chief Executive Officer Dennis Alter. "Total dollar losses and over 30 day delinquencies for this quarter were lower than last quarter and better than our expectations. We expect to achieve continued decreases in delinquency and charge-off rates through our initiatives to attract and retain higher credit quality customers and focus on operational execution."

Business Card results for the second quarter included growth in managed receivables to $2.2 billion at June 30, 2002 as compared to $2.0 billion at March 31, 2002. Over 30 day delinquencies improved to 6.6% from 7.2% at March 31, 2002 and charge-offs on

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an annualized basis improved to 9.0% from 9.6% at March 31, 2002. The on-balance sheet loan loss reserve as a percent of owned receivables was 9.9% at June 30, 2002, representing approximately 14 months of estimated losses based on second quarter charge-offs. Risk-adjusted revenue for the quarter was 12.50%, comparable to the 12.49% reported for first quarter 2002.

On July 29, 2002, the Company settled litigation related to the termination of mortgage loan servicing agreements by Bank One. Largely related to this settlement, the Company recorded a net charge to discontinued operations of $8.6 million after tax in the second quarter. Discontinued operations were also impacted by expenses associated with estimated future costs of litigation and by favorable credit performance on the Company's discontinued leasing portfolio.

The consolidated results for the quarter compare to a net loss of $7.2 million, or $0.28 per share on a diluted basis, reported for the second quarter of 2001. For the six months ended June 30, 2002, the Company reported net income of $2.7 million or $0.10 per diluted combined share as compared to a net loss of $36.6 million or $1.44 per diluted combined share for the six months ended June 30, 2001.

The Company continued its stock repurchase plan, bringing total purchases to approximately 1,180,000 shares of its Class B Common Stock through July 29, 2002. The Company intends further stock repurchases under its previously announced repurchase plan.

Advanta management will hold a conference call with analysts and institutional investors today, July 30, 2002, at 9:00 a.m. Eastern time. The call will be broadcast simultaneously for the public over the Internet through www.advanta.com or www.vcall.com. To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those unable to listen to the live broadcast, replays will be available shortly after the call on the Vcall site.

Advanta is a highly focused financial services company serving the small business market. Advanta leverages direct marketing and information based expertise to identify potential customers and new target markets and to provide a high level of service tailored to the unique needs of small business. Using these distinctive capabilities, Advanta has become one of the nation's largest issuers of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending, direct mail, and affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest margin; (2) competitive pressures; (3) political, social

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and/or general economic conditions that affect the level of new account acquisitions, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or loan balances; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) factors affecting the value of investments held by the Company; (9) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators, examinations, and the agreements between the Company's bank subsidiaries and their regulators; (10) relationships with customers, significant vendors and business partners; (11) the amount and cost of financing available to the Company; (12) the ratings on the debt of the Company and its subsidiaries; (13) revisions to estimated charges associated with the discontinued operations of our mortgage and leasing businesses; and (14) the impact of litigation. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.


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                                  ADVANTA CORP.

                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)

                                                       Three Months Ended
                                                         June 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
                                                        Advanta              Venture
                                                     Business Cards          Capital              Other (A)             Total
                                                        --------             --------             --------             --------
Interest income                                         $ 23,358             $      0             $  2,877             $ 26,235
Interest expense                                           8,775                  181                3,413               12,369
                                                        --------             --------             --------             --------
Net interest income                                       14,583                 (181)                (536)              13,866
Provision for credit losses                               11,100                    0                  241               11,341
                                                        --------             --------             --------             --------
Net interest income after provision
   for credit losses                                       3,483                 (181)                (777)               2,525
Noninterest revenues:
   Securitization income                                  30,023                    0                    0               30,023
   Servicing revenues                                      8,143                    0                    0                8,143
   Interchange income                                     22,737                    0                    0               22,737
   Other revenues, net                                       184                  (31)                 109                  262
                                                        --------             --------             --------             --------
Total noninterest revenues                                61,087                  (31)                 109               61,165
Expenses:
   Operating expenses                                     50,008                  567                 (688)              49,887
   Minority interest in income of
     consolidated subsidiary                                   0                    0                2,220                2,220
                                                        --------             --------             --------             --------
Total expenses                                            50,008                  567                1,532               52,107
                                                        --------             --------             --------             --------
Income (loss) before income taxes                         14,562                 (779)              (2,200)              11,583
Income tax expense (benefit)                               5,606                 (300)                (847)               4,459
                                                        --------             --------             --------             --------
Income (loss) from continuing operations                   8,956                 (479)              (1,353)               7,124
Loss, net, on discontinuance of mortgage and
   leasing businesses, net of tax
                                                               0                    0               (8,610)              (8,610)
                                                        --------             --------             --------             --------
Net income (loss)                                       $  8,956             $   (479)            $ (9,963)            $ (1,486)
                                                        ========             ========             ========             ========

(A) Other includes insurance operations, investment and other activities not attributable to other segments.

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                                  ADVANTA CORP.

                        SUPPLEMENTAL NON-GAAP DISCLOSURE
                          MANAGED INCOME STATEMENT (A)
                                 (IN THOUSANDS)

                                                         Three Months Ended
                                                            June 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                          Advanta              Venture
                                                       Business Cards          Capital              Other (C)               Total
                                                         ---------            ---------             ---------             ---------
Interest income                                          $ 100,684            $       0             $   2,877             $ 103,561
Interest expense                                            18,151                  181                 3,413                21,745
                                                         ---------            ---------             ---------             ---------
Net interest income                                         82,533                 (181)                 (536)               81,816
Provision for credit losses (B)                             48,876                    0                   241                49,117
                                                         ---------            ---------             ---------             ---------
Net interest income after provision
   for credit losses                                        33,657                 (181)                 (777)               32,699
Noninterest revenues:
   Interchange income                                       22,737                    0                     0                22,737
   Other revenues, net                                       8,176                  (31)                  109                 8,254
                                                         ---------            ---------             ---------             ---------
Total noninterest revenues                                  30,913                  (31)                  109                30,991
Expenses:
   Operating expenses                                       50,008                  567                  (688)               49,887
   Minority interest in income of
     consolidated subsidiary                                     0                    0                 2,220                 2,220
                                                         ---------            ---------             ---------             ---------
Total expenses                                              50,008                  567                 1,532                52,107
                                                         ---------            ---------             ---------             ---------
Income (loss) before income taxes                           14,562                 (779)               (2,200)               11,583
Income tax expense (benefit)                                 5,606                 (300)                 (847)                4,459
                                                         ---------            ---------             ---------             ---------
Income (loss) from continuing operations                     8,956                 (479)               (1,353)                7,124
Loss, net, on discontinuance of  mortgage and
   leasing businesses, net of tax
                                                                 0                    0                (8,610)               (8,610)
                                                         ---------            ---------             ---------             ---------
Net income (loss)                                        $   8,956            $    (479)            $  (9,963)            $  (1,486)
                                                         =========            =========             =========             =========

(A) We analyze the financial performance of Advanta Business Cards on a managed receivable portfolio basis. To do so, we adjust the Advanta Business Cards income statement to reverse the effects of securitization. Our managed business credit card receivable portfolio is comprised of owned and securitized business credit card receivables.

(B) The provision for credit losses includes the amount by which the provision for credit losses would have been higher had the securitized receivables remained as owned and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

(C) Other includes insurance operations, investment and other activities not attributable to other segments.

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                                  ADVANTA CORP.

                                   HIGHLIGHTS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                 Three Months Ended
                                                    --------------------------------------------          Percent Change from
                                                      June 30,         March 31,      June 30,           Prior            Prior
EARNINGS                                                2002             2002           2001            Quarter           Year
------------------------------------------------------------------------------------------------------------------------------------
Gross revenues                                      $    87,400      $    81,873     $    78,666              6.8%            11.1%
Basic income (loss) from continuing operations
  per common share                                         0.28             0.16           (0.12)            75.0              N/M
Diluted income (loss) from continuing operations
  per common share                                         0.27             0.16           (0.12)            68.8              N/M
Basic net income (loss) per common share                  (0.06)            0.16           (0.28)             N/M            (78.6)
Diluted net income (loss) per common share                (0.06)            0.16           (0.28)             N/M            (78.6)
Return on average common equity                           (1.62)%           4.47%          (6.90)%            N/M            (76.5)
Diluted net income per common share
  from continuing business segments (A)             $      0.32      $      0.30     $      0.32              6.7              0.0

COMMON STOCK DATA
------------------------------------------------------------------------------------------------------------------------------------
Weighted average common shares
   used to compute:
Basic earnings per common share                          25,320           25,434          25,842             (0.4)%           (2.0)%
Diluted earnings per common share                        26,790           26,119          25,842              2.6              3.7

Ending shares outstanding                                28,562           28,562          27,325              0.0              4.5

Stock price:
 Class A
   High                                             $    14.550      $    12.900     $    16.000             12.8             (9.1)
   Low                                                   10.400            8.470          12.860             22.8            (19.1)
   Closing                                               10.860           12.760          16.000            (14.9)           (32.1)
 Class B
   High                                                  14.040           11.990          14.000             17.1              0.3
   Low                                                   10.240            7.900          11.900             29.6            (13.9)
   Closing                                               10.930           11.990          13.970             (8.8)           (21.8)

Cash dividends declared
 Class A                                                  0.063            0.063           0.063              0.0              0.0
 Class B                                                  0.076            0.076           0.076              0.0              0.0

Book value per common share                               14.20            14.33           15.63             (0.9)            (9.1)

BUSINESS CREDIT CARDS
------------------------------------------------------------------------------------------------------------------------------------
Origination volume                                  $ 1,305,479      $ 1,102,984     $ 1,093,457             18.4%            19.4%
Securitization volume                                   110,000            5,000         114,750              N/M             (4.1)
Average managed receivables                           2,110,420        2,013,103       1,848,424              4.8             14.2
Ending managed receivables                            2,188,046        2,026,075       1,899,304              8.0             15.2
Managed net interest margin                               15.64%           16.81%          14.34%            (7.0)             9.1
As a percentage of gross managed receivables:
   Total receivables 30 days or more delinquent            6.59             7.18            5.79             (8.2)            13.8
   Net charge-offs                                         9.00             9.59            7.44             (6.2)            21.0

(A) Includes net income of the Advanta Business Cards segment and expenses, net of tax, of the venture capital segment. Excludes venture capital valuation adjustments, net income of the Other segment and results of discontinued operations.

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